Exhibit 10.01
FIRST AMENDMENT TO LEASE
     THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is executed as of November 18, 2009, between ECI TWO RESULTS LLC, a California limited liability company (“Landlord”), and ARCSIGHT, INC., a Delaware corporation (“Tenant”).
Recitals
     A. Landlord and Tenant entered into a Lease Agreement dated April 24, 2007 (the “Existing Lease”). Under the terms of the Existing Lease Landlord leases to Tenant (i) the entire Building located at Five Results Way, and containing approximately 44,320 rentable square feet and (ii) the entire Building located at Four Results Way and containing approximately 35,309 rentable square feet in Cupertino, California 95014 (together the “Existing Premises”).
     B. Landlord and Tenant desire to amend the Existing Lease to (i) provide for Tenant to lease additional space containing approximately 36,783 rentable square feet (the “Expansion Premises”), on the first and second floors of the building located at Six Results Way, (ii) establish the Base Rent for the Expansion Premises (iii) extend the Term of the Lease, (iv) establish the Base Rent during the extension of the Term, (v) provide for Landlord to demise the Expansion Premises from the remainder of the building located at Six Results Way, (vi) provide for Landlord to take the Expansion Premises to “warm shell”, (vii) provide for Landlord to construct “Tenant Improvements” in the Expansion Premises in accordance with plans to be mutually agreed to by Landlord and Tenant, (viii) provide for Tenant to temporarily use the first floor of Nine Results Way (the “Temporary Space”), (ix) grant Tenant a right of first offer for any other space in Six Results Way, (x) amend the Parking provisions in the Existing Lease, (xi) amend the Security Deposit provisions of the Existing Lease, and (xii) make other changes, all as provided below. The approximate configuration and location of the Expansion Premises are shown on Exhibit A attached hereto. The approximate configuration and location of the Temporary Space is shown on Exhibit A-1 attached hereto.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Lease is amended as follows:
     1. Definitions. The Existing Lease, as amended by this Amendment, is herein called the “Lease.” Except as otherwise expressly provided herein to the contrary, all capitalized terms used in this Amendment shall have the same meanings given such terms in the Existing Lease.
     2. Use of the Temporary Space. Commencing on the date Landlord delivers a fully executed copy of this Amendment to Tenant and continuing until two (2) months after the “Expansion Commencement Date” (as defined below), Tenant shall have the right to use

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the Temporary Space for up to four (4) hours per week at no cost, except for the costs of any janitorial services Tenant provides to the Temporary Space; provided, however, Landlord shall have the right, effective at any time after the Expansion Commencement Date, to terminate Tenant’s use of the Temporary Space upon two (2) weeks prior written notice to Tenant. Tenant’s use of the Temporary Space shall be subject to the terms of the Existing Lease, except that (a) Tenant shall not be obligated to pay Base Rent, electricity, Operating Costs and Taxes for the Temporary Space, (b) Landlord shall provide only electricity, lighting and water to the Temporary Space during Tenant’s use of the Temporary Space, (c) Landlord shall not provide heating ventilating and air conditioning to the Temporary Space and (d) Landlord shall not be obligated to maintain in effect any insurance on Nine Results Way on an “all risk” or “special form” basis. If there is a fire or other casualty at Nine Results Way that affects Tenant’s ability to use the Temporary Space, then (i) Landlord shall not be obligated to repair or restore the damage, and (ii) commencing on the date of the fire or other casualty Landlord shall be relieved of the obligation to provide the Temporary Space to Tenant. Tenant acknowledges that the HVAC system for the Temporary Space is not functioning. Tenant shall be responsible for any janitorial services Tenant desires at the Temporary Space, at Tenant’s sole cost and expense.
     3. Construction of Tenant Improvements. Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Expansion Premises (the “Tenant Improvements”), as provided in the Construction Rider attached hereto as Exhibit B (the “Construction Rider”).
     4. Expansion Commencement Date. The Expansion Commencement Date (the “Expansion Commencement Date”) shall be the earlier of (a) the date on which Landlord tenders possession of the Expansion Premises to Tenant, with all of Landlord’s construction obligations “Substantially Completed” as provided in the Construction Rider or, in the event of any “Tenant Delay,” as defined in the Construction Rider, the date on which Landlord could have done so had there been no such Tenant Delay; or (b) the date upon which Tenant actually occupies and conducts business in any portion of the Expansion Premises. The parties anticipate that the Expansion Commencement Date will occur on or about May 1, 2010 (the “Scheduled Expansion Commencement Date”); provided, however, that Landlord shall not be liable for any claims, damages or liabilities if the Expansion Premises are not ready for occupancy by the Scheduled Expansion Commencement Date.
     5. Leasing of Expansion Premises. Commencing on the Expansion Commencement Date and continuing through the “New Expiration Date” (as defined below) Landlord leases to Tenant and Tenant leases from Landlord the Expansion Premises. From and after the Expansion Commencement Date and continuing through the remainder of the Term, as the Term may be extended, the term “Premises” shall mean both the Existing Premises and the Expansion Premises. The parties agree that the Existing Premises contain 79,629 rentable square feet, the Expansion Premises contain 36,783 rentable square feet, and the Premises contain 116,412 rentable square feet.
     6. Extension of the Term. The Term of the Lease is hereby extended to be eighty-four (84) full calendar months (plus any first partial month) following the Expansion

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Commencement Date (the “Extension Term”), and unless sooner terminated, shall expire on the last day of the eighty-fourth (84th) full calendar month following the Expansion Commencement Date (the “New Expiration Date”). When the Expansion Commencement Date has been established, Landlord and Tenant shall at the request of either party confirm the Expansion Commencement Date and the New Expiration Date in writing.
     7. Base Rent for the Premises. Commencing on the Expansion Commencement Date Tenant shall pay to Landlord Base Rent of $2.06 per month per rentable square foot in the Premises on a “triple net” basis, in accordance with the provisions of the Existing Lease, as amended herein. On each May 1 following the Expansion Commencement Date the Base Rent shall increase by three percent (3%) over the Base Rent payable in the immediately preceding month. Prior to May 1, 2010 Tenant shall pay Base Rent for the Existing Premises in accordance with the provisions of the Existing Lease. Commencing on May 1, 2010 Tenant shall pay to Landlord Base Rent of $2.06 per month per rentable square foot in the Existing Premises on a “triple net” basis, subject to annual increases on each May 1 following the Expansion Commencement Date as provided above in this paragraph.
     8. First Month’s Base Rent for the Expansion Premises. Concurrent with Tenant’s delivery to Landlord of copies of this Amendment executed by Tenant, Tenant shall also deliver to Landlord the first full month’s Base Rent for the Expansion Premises in the amount of $75,772.98.
     9. Addition of Six Results Way to the Project, and Tenant’s Share. Effective on the Expansion Commencement Date (a) the Project shall mean Two, Three, Four, Five and Six Results Way, which includes the parcels of land on which the Project is situated and (b) the rentable area of the Project shall be 221,031 rentable square feet. From and after the Expansion Commencement Date “Tenant’s Share” of Six Results Way shall be 49.2%.
     10. Operating Costs and Taxes. Tenant shall pay Tenant’s Share of Operating Costs and Taxes for the Existing Premises in accordance with the provisions of the Existing Lease. In addition, Tenant shall pay Tenant’s Share of Operating Costs and Taxes for Six Results Way. Operating Costs shall include Operating Costs at the Project and the Campus level in accordance with the provisions of Section 3.2 (a) of the Existing Lease.
     11. Maintenance of Six Results Way. Landlord shall maintain the exterior appearance of that portion of Six Results Way which is not part of the Expansion Premises to the same standard as Landlord maintains the exterior of the Expansion Premises. Landlord shall be responsible for all costs to maintain that portion of Six Results Way which is not part of the Expansion Premises.
     12. Bridge. As of the date of this Amendment there is a bridge (the “Bridge”) connecting Five Results Way and Six Results Way. Landlord’s existing development plan with the City of Cupertino, CA (the “City”) calls for the Bridge to be removed. Promptly after Landlord delivers a fully executed copy of this Lease to Tenant, Landlord agrees to request the City to grant an amendment to the development plan to allow Landlord not to

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remove the Bridge. If the City does not allow the Bridge to remain, then the rentable area in the Expansion Premises will be amended based on the removal of the Bridge.
     13. Parking. Commencing on the Expansion Commencement Date Tenant shall have the right to use (a) forty-three (43) unreserved, unassigned and non-exclusive parking spaces in the garage located under Six Results Way (the “Garage”), and (b) three hundred fifty-two (352) unreserved, unassigned and non-exclusive surface parking spaces, all in accordance with the provisions of Article 37 of the Existing Lease. Further, Tenant may use all of the remaining parking spaces in the Garage until such time as Landlord leases space in Six Results Way to a third party. When Landlord leases space in Six Results Way to a third party (i) the first forty-three (43) parking spaces from the entrance to the Garage will become reserved parking spaces for Tenant’s use and (ii) Tenant will no longer have the right to use the remaining parking spaces in the Garage. Landlord shall not be obligated to enforce Tenant’s reserved parking spaces. When Tenant has the right to forty-three (43) reserved parking spaces, Tenant shall be responsible for Landlord’s costs to mark the forty-three (43) parking spaces as reserved. The unreserved, unassigned and non-exclusive surface parking spaces shall be free of charge through the Term, including any extensions of the Term. The parking spaces in the Garage shall be free of charge through the New Expiration Date.
     14. Right of First Offer. The existing Right of First Offer contained in Article 38 of Exhibit D of the Existing Lease remains unchanged, except as to the following Right of First Offer with respect to Six Results Way. The following Right of First Offer is added as a new provision in the Lease with respect to Six Results Way:
     “RIGHT OF FIRST OFFER.
     (a) Provided that ArcSight, Inc. has not assigned this Lease or sublet any or all of the Premises other than to a Permitted Transferee (it being intended that all rights pursuant to this provision are and shall be personal to the original Tenant under this Lease and shall not be transferable or exercisable for the benefit of any Transferee other than a Permitted Transferee), and provided Tenant is not in default under this Lease at the time of the exercise of any such right or at any time thereafter until delivery of possession of the space to Tenant, subject to any and all rights granted by Landlord or asserted by others with respect to such space (including renewal and extension rights and rights of first offer, first negotiation, first refusal or other expansion rights), and subject to Landlord’s right to extend or renew any then existing lease of the space or otherwise to lease the space to any tenant, subtenant or other occupant of the space, Tenant shall have a two time right of first offer to lease any space in Six Results Way. Each such space is herein called a “Particular ROFO Space”. Landlord and Tenant agree that as of the date of this Amendment Six Results Way is entirely vacant and unleased.

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     (b) Such right of first offer may only be exercised with respect to a Particular ROFO Space at one of two times, either (i) when the Particular ROFO Space first becomes, or will become, available to lease, or (ii) if Tenant fails to exercise such initial right of first offer, then when the Particular ROFO Space again becomes, or will become, available to lease during the Term following expiration or other termination of the lease of the Particular ROFO Space to a third party. Such right of first offer may only be exercised with respect to all of the Particular ROFO Space being offered by Landlord. If the Particular ROFO Space becomes, or will become available, Landlord shall offer to lease the Particular ROFO Space to Tenant at the same rent and on the same terms that Landlord intends to offer to other prospective tenants. Tenant shall have ten (10) Business Days following receipt of Landlord’s offer with respect to the Particular ROFO Space within which to notify Landlord in writing of its intention to lease the Particular ROFO Space, and such notice, if given by Tenant, shall constitute an acceptance of Landlord’s terms for the lease of the Particular ROFO Space. If Tenant exercises such right of first offer, the Particular ROFO Space to be leased by Tenant shall be leased on the same terms and conditions as are contained in this Lease except for the economic and other terms specifically set forth in Landlord’s notice, and the parties shall execute an amendment to this Lease to include the Particular ROFO Space in the Premises and otherwise to provide for the leasing of such space on such terms. If Tenant fails so to exercise Tenant’s right of first offer within such seven (7) Business Day period, Landlord may thereafter lease such Particular ROFO Space to other prospective tenants.
     (c) If Tenant does not lease the Particular ROFO Space from Landlord when it is first offered to Tenant by Landlord, or when it is offered following the initial leasing of the Particular ROFO Space, then this right of first offer shall terminate with respect to the Particular ROFO Space and Tenant shall have no further rights to lease the Particular ROFO Space.”
     15. Amendment of the Existing Security Deposit Provision. A new Sub -subsection (d) is added to Article 40, Subsection A in Exhibit D to the Existing Lease, which reads as follows: “If at any time during the Term either (i) the market capitalization of ArcSight, Inc. drops below $400,000,000, (ii) ArcSight, Inc.’s cash drops below $50,000,000, or (iii) ArcSight, Inc. has cumulative negative earnings in four (4) consecutive quarters, then within thirty (30) days after the occurrence of any one (1) of such three conditions, ArcSight, Inc. shall deliver to Landlord a new L/C with a Face Amount equal to $800,000.00 in accordance with the requirements contained in Sub-subsection (a) of such Article 40, Subsection, to be held by Landlord in accordance with the provisions of Article 40, Subsection A of the Existing Lease. If (x) Tenant delivers the $800,000.00 L/C in accordance with the above provisions, and (y) at any time after such delivery, (1) the market

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capitalization of ArcSight, Inc. exceeds $400,000,000 for thirty (30) consecutive days, (2) ArcSight, Inc.’s cash is $50,000,000 or more for thirty (30) consecutive days, and (3) ArcSight, Inc.’s earnings are cumulatively positive during four (4) consecutive quarters, then upon the concurrent satisfaction of all three (3) conditions, the requirement for the $800,000 L/C will be extinguished, at which time Landlord shall not have the right to draw on the L/C, but shall deliver the $800,000 L/C to Tenant.
     16. SNDA. Landlord shall use commercially reasonable, good faith efforts to obtain from the current holder of any Encumbrance within sixty (60) days after complete execution of this Amendment, a Subordination, Non-Disturbance and Attornment Agreement ((“SNDA”) in a commercially reasonable form, evidencing the subordination of the Lease, as amended by this First Amendment, to the Encumbrance, the agreement of the holder of any such Encumbrance to not disturb Tenant upon termination of such Encumbrance so long as Tenant is not in default under the Lease, as amended herein, and the agreement of Tenant to attorn to the holder of such Encumbrance. The SNDA may include customary commercially reasonable terms, such as the agreement of Tenant to provide the holder of such Encumbrance notice and opportunity to cure any Landlord default under the Lease (including the opportunity to take possession of the Property as provided in the Encumbrance). Within ten (10) Business Days after receipt of the SNDA Tenant shall execute and deliver the SNDA to Landlord. Tenant shall be responsible for all costs and fees charged by any holder of an Encumbrance to prepare or negotiate an SNDA.
     17. Broker. Landlord shall pay the fee or commission to Colliers International (the “Broker”) in accordance with Landlord’s separate written agreement with the Broker. Tenant warrants and represents to Landlord that in the negotiating or making of this Amendment neither Tenant nor anyone acting on Tenant’s behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Amendment other than the Broker. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney’s fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant’s representatives in connection with this Amendment.
     18. Termination. If the Expansion Commencement Date does not occur before September 1, 2010, subject to day for day extension by reasons of force majeure (as defined in Article 26 of the Lease) and/or “Tenant Delay” (as defined in Exhibit B attached hereto), then Tenant may Terminate this Amendment and have no liability for any Tenant Improvements, Base Rent, Additional Rent, or other costs or expenses associated with the Expansion Premises. If Tenant does terminate this Amendment under the provisions of this paragraph, then retroactive to May 1, 2010 the Base Rent for the Existing Premises shall revert to the Base Rent under the Lease, and within ten (10) days after the date Tenant terminates this Amendment Tenant shall pay to Landlord the shortfall in Base Rent. If on or before November 19, 2009 Tenant does not execute this Amendment in a form acceptable to Landlord, then each day after November 19, 2009 that Tenant does not so execute this Amendment shall be a day of Tenant Delay.
     19. Miscellaneous; Full Force and Effect; No Other Amendment. The submission of this Amendment for examination does not constitute an offer or an option to extend the Term

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of the Existing Lease, and does not constitute an offer or an option for Tenant to lease or use the Expansion Premises. This Amendment shall become effective as a binding agreement only upon execution and delivery of a fully executed copy by Landlord to Tenant. Except as amended by this Amendment, the Existing Lease has not been amended or modified; and all of the terms and provisions of the Existing Lease, as modified by this Amendment, remain unmodified and in full force and effect. Landlord and Tenant hereby ratify the Existing Lease, as amended herein. This Amendment contains the entire agreement between Landlord and Tenant regarding the subject matters contained herein, and except for the Existing Lease, supersedes all prior of contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral, all of which are merged herein. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment is hereby executed and delivered in multiple counterparts, each of which shall have the force and effect of an original.
     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:			TENANT:

ECI TWO RESULTS LLC, a California limited liability company			ARCSIGHT, INC., a Delaware corporation

by:	Embarcadero Capital Investors Two,
	LP, a Delaware limited partnership, sole member		By: Name: Title:	/s/ Stewart Grierson Stewart Grierson Chief Financial Officer

by	Embarcadero Capital Partners LLC, a Delaware limited liability company, sole general partner		By: Name: Title:	/s/ Thomas Reilly Thomas Reilly CEO and President

	by:	Hamilton Partners, LP Manager

	by:	Hamilton Ventures, Inc., general partner

	by:	/s/ John Hamilton John Hamilton, President
(For corporate entities, signature by TWO corporate officers is required: one by (x) the chairman of the board, the president, or any vice president; and the other by (y) the secretary, any assistant secretary, the chief financial officer, or any assistant treasurer.)

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EXHIBIT A
ATTACHED TO AND FORMING A PART OF
FIRST AMENDMENT TO LEASE
DATED AS OF NOVEMBER 18, 2009
BETWEEN
ECI TWO RESULTS LLC, AS LANDLORD,
AND
ARCSIGHT, INC., AS TENANT
THE EXPANSION PREMISES
[Plans Omitted]

INITIALS:

Landlord JH
Tenant SG

Exhibit A, Page 1

EXHIBIT A-1
ATTACHED TO AND FORMING A PART OF
FIRST AMENDMENT TO LEASE
DATED AS OF NOVEMBER 18, 2009
BETWEEN
ECI TWO RESULTS LLC, AS LANDLORD,
AND
ARCSIGHT, INC., AS TENANT
THE TEMPORARY SPACE
[Plans Omitted]

INITIALS:

Landlord JH
Tenant SG

Exhibit A-1, Page 1

EXHIBIT B
ATTACHED TO AND FORMING A PART OF
FIRST AMENDMENT TO LEASE
DATED AS OF NOVEMBER 18, 2009
BETWEEN
ECI TWO RESULTS LLC, AS LANDLORD,
AND
ARCSIGHT, INC., AS TENANT
CONSTRUCTION RIDER
     1. (a) Existing Premises. Tenant has been occupying the Existing Premises pursuant the Existing Lease. Tenant shall take the Existing Premises in their existing “AS IS” condition.
          (b) Tenant shall take the Temporary Space in its existing “AS IS” condition.
          (c) Landlord shall demise the Expansion Premises from the balance of Six Results Way.
          (d) Landlord shall take the Expansion Premises to a “warm shell” condition in accordance with the provisions attached hereto as Exhibit B-1.
     2. Tenant Improvements. Landlord shall with reasonable diligence through a contractor (the “Contractor”) designated by Landlord construct and install in the Expansion Premises the improvements and fixtures provided for in this Construction Rider (“Tenant Improvements”). Upon request by Landlord, Tenant shall designate in writing an individual authorized to act as Tenant’s Representative with respect to all approvals, directions and authorizations pursuant to this Construction Rider.
          2.1. Plans.
          (a) Space Plan. The Tenant Improvements in the Expansion Premises shall be constructed using Building standard materials and finishes substantially as shown on (i) the “Tenant Improvement Specifications” attached hereto as Exhibit B-3 and (ii) the space plan dated November 11, 2009 (the “Approved Space Plan”) identified as Project Number 06736.00 and which has been prepared by Korth Sunseri Hagey Architects who has been retained by Landlord as the space planner for the Expansion Premises (“Space Planner). The Tenant Improvement Specifications and Approved Space Plan have been approved by Landlord and Tenant. The Approved Space Plan is attached hereto as Exhibit B-2.

Exhibit B, Page 1

          (b) Construction Documents. As soon as may be reasonably practicable after execution and delivery of the Lease, the Space Planner will prepare and deliver to Tenant detailed plans and specifications consistent with the Approved Space Plan and sufficient to permit the construction of the Tenant Improvements by the Contractor (“Construction Documents”). Tenant shall respond to the Construction Documents within five (5) Business Days after receipt thereof, specifying any changes or modifications Tenant desires in the Construction Documents which are required because the Construction Documents are inconsistent with the Approved Space Plan, and so long as such changes do not increase the costs of the Tenant Improvements. Tenant shall make no changes to the Final Construction Documents without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion if any such change or modification would (a) directly or indirectly delay “Substantial Completion” (as hereinafter defined) of the Tenant Improvements, and/or (b) increase the cost of designing or constructing the Tenant Improvements. Any disapproval by Tenant shall also specify in detail the reasons for Tenant’s disapproval, together with a detailed listing of those changes or modifications to the Construction Documents which would cause Tenant to approve the Construction Documents (“Tenant’s Plans Changes”). The Space Planner will then revise the Construction Documents, as such may be reasonably approved by Landlord, and resubmit the Construction Documents to Tenant for its approval. So long as the revised Construction Documents incorporate Tenant’s list of changes contained in Tenant’s Plans Changes, then any subsequent changes requested by Tenant to the Construction Documents shall be deemed to be a Tenant Delay. Tenant shall approve or disapprove the same within three (3) Business Days after receipt. The revised Construction Documents, as approved by Tenant and Landlord, are hereinafter referred to as the “Final Construction Documents”. In no event shall changes requested by Tenant to the Construction Documents increase the costs of the Tenant Improvements.
     Additional interior decorating services and advice on the furnishing and decoration of the Premises, such as the selection of fixtures, furnishings or design of mill work, shall be provided by Tenant at its expense, but shall be subject to the reasonable approval of Landlord.
          2.2. Construction. Landlord shall proceed with reasonable diligence to cause the Tenant Improvements to be Substantially Completed on or prior to the Scheduled Expansion Commencement Date. The Tenant Improvements shall be deemed to be “Substantially Completed” when they have been completed in accordance with the Final Construction Documents except for finishing details, minor omissions, decorations and mechanical adjustments of the type normally found on an architectural “punch list”. (The definition of Substantially Completed shall also define the terms “Substantial Completion” and “Substantially Complete.”)
          Following Substantial Completion of the Tenant Improvements and before Tenant takes possession of the Expansion Premises (or promptly thereafter and in any event no later than 21 days after Substantial Completion), Landlord, the Contactor and Tenant shall inspect the Expansion Premises and collectively prepare a “punch list” of agreed items of construction remaining to be completed. Landlord shall promptly complete the items set forth in the punch list as soon as reasonably possible. Tenant shall cooperate with and accommodate Landlord and the Contractor in completing the items on the punch list.

Exhibit B, Page 2

          Landlord will not charge Tenant for repairs or replacements where a contractor or vendor has provided warranty coverage and the issuer of the warranty pays for, or makes, repairs or replacements under the warranty.
          2.3. Cost of Tenant Improvements. Except as otherwise provided in this Construction Rider, Landlord shall pay for the cost of the design, construction and installation of the Tenant Improvements in accordance with the Final Construction Documents.
          4.4. Changes. If Tenant requests any change, addition or alteration in or to any Final Construction Documents (whether one or more, hereinafter called “Changes”) Landlord shall cause the Space Planner to prepare additional proposed Construction Documents containing such Changes. Tenant shall be responsible for the costs and fees charged by the Space Planner for the Space Planner making any proposed Changes to the Final Construction Documents (even if such Changes are not used in the construction of Tenant Improvements) and Tenant shall pay to Landlord such additional costs and fees of the Space Planner within five (5) days after Tenant receives the invoice from Landlord therefor. As soon as practicable after the completion of such additional proposed Construction Documents showing the Changes requested by Tenant, Landlord shall notify Tenant of the estimated cost of the Changes. Within three (3) Business Days after receipt of such cost estimate, Tenant shall notify Landlord in writing whether Tenant approves the Changes. If Tenant approves the Changes, such approved changes shall be incorporated into the Final Construction Documents, Landlord shall proceed with the Changes and Tenant shall pay to Landlord all costs resulting from the Changes within five (5) days after Tenant receives an invoice from Landlord for the costs of the Changes; provided, however, if any Changes (or more than one Changes in the aggregate) increases the cost of Tenant Improvements by more than one percent (1%), then Landlord shall not be obligated to proceed with the Changes until Tenant has paid to Landlord the total cost of all Changes. If Tenant fails to approve the Changes within such three (3) day period, construction of the Tenant Improvements shall proceed as provided in accordance with the Final Construction Documents (as such Final Construction Documents may have been previously amended through Changes approved pursuant to the procedures contained in this Paragraph) prior to the applicable requested Changes.
          2.5. Delays. Tenant shall be responsible for, and shall pay to Landlord, any and all costs and expenses incurred by Landlord in connection with any delay in the commencement or completion of any Tenant Improvements and any increase in the cost of Tenant Improvements caused by (i) Tenant’s failure to submit information to the Space Planner or approve any Space Plan or Construction Documents within the time periods required herein, (ii) the inclusion by Tenant in the Tenant Improvements of any materials, equipment, fixtures or other items in the nature of “long lead” items (including any items that are rare or not readily available, and any custom fabricated items), (iii) any Changes, or (iv) any other delay requested or caused by Tenant (collectively, “Tenant Delays”).
     3. Delivery of Expansion Premises. Upon Substantial Completion of the Tenant Improvements, Landlord shall deliver possession of the Expansion Premises to Tenant. If

Exhibit B, Page 3

Landlord has not Substantially Completed the Tenant Improvements and tendered possession of the Expansion Premises to Tenant on or before the Scheduled Expansion Commencement Date specified in Section 2 — Term; Possession of the Lease, or if Landlord is unable for any other reason to deliver possession of the Expansion Premises to Tenant on or before such date, neither Landlord nor its representatives shall be liable to Tenant for any damage resulting from the delay in completing such construction obligations and/or delivering possession to Tenant and this Amendment shall remain in full force and effect unless and until it is terminated under the express provisions of Paragraph 18 of the body of this Amendment. If any delays in Substantially Completing the Tenant Improvements are attributable to Tenant Delays, then the Expansion Premises shall be deemed to have been Substantially Completed and delivered to Tenant on the date on which Landlord could have Substantially Completed the Expansion Premises and tendered the Expansion Premises to Tenant but for such Tenant Delays.
     4. Access to Expansion Premises. Landlord shall allow Tenant and Tenant’s Representatives to enter the Expansion Premises ten (10) Business Days prior to the Expansion Commencement Date; provided, however, Tenant and its representatives shall not interfere with Landlord or the Contractor in completing the Tenant Improvements.
     Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant’s property placed upon or installed in any portion of the Expansion Premises prior to the Expansion Commencement Date, the same being at Tenant’s sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry into the Expansion Premises by Tenant or its representatives.
     5. Ownership of Tenant Improvements. All Tenant Improvements, whether installed by Landlord or Tenant, shall become a part of the Expansion Premises, shall be the property of Landlord and, subject to the provisions of the Existing Lease, as amended by this Amendment, shall be surrendered by Tenant with the Expansion Premises, without any compensation to Tenant, at the expiration or termination of the Lease in accordance with the provisions of the Lease.

INITIALS:

Landlord JH
Tenant SG

Exhibit B, Page 4

EXHIBIT B-1
ATTACHED TO AND FORMING A PART OF
FIRST AMENDMENT TO LEASE
DATED AS OF NOVEMBER 18, 2009
BETWEEN
ECI TWO RESULTS LLC, AS LANDLORD,
AND
ARCSIGHT, INC., AS TENANT
WARM SHELL
[Description of the Warm Shell
Omitted.]

INITIALS:

Landlord JH
Tenant SG

Exhibit B-1, Page 1

EXHIBIT B-2
ATTACHED TO AND FORMING A PART OF
FIRST AMENDMENT TO LEASE
DATED AS OF NOVEMBER 18, 2009
BETWEEN
ECI TWO RESULTS LLC, AS LANDLORD,
AND
ARCSIGHT, INC., AS TENANT
APPROVED SPACE PLAN
[Plans Omitted]

INITIALS:

Landlord JH
Tenant SG

Exhibit B-2, Page 1

EXHIBIT B-3
ATTACHED TO AND FORMING A PART OF
FIRST AMENDMENT TO LEASE
DATED AS OF NOVEMBER 18, 2009
BETWEEN
ECI TWO RESULTS LLC, AS LANDLORD,
AND
ARCSIGHT, INC., AS TENANT
TENANT IMPROVEMENT SPECIFICATIONS
[Specifications Omitted]

INITIALS:

Landlord JH
Tenant SG

Exhibit B-3, Page 1